                      SECURITIES AND EXCHANGE COMMISSION
                            450 Fifth Street, N.W.
                           Washington, D. C. 20549


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): February 15, 2002



                         DISCOVER CARD MASTER TRUST I
                         ----------------------------
            (Exact name of registrant as specified in its charter)


Delaware                            0-23108                 Not Applicable
--------                            -------                 --------------
(State of                           (Commission             (IRS Employer
organization)                       File Number)            Identification No.)



c/o Discover Bank
12 Read's Way
New Castle, Delaware                            19720
------------------------------------------------------
(Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code:  (302) 323-7434



                                     n/a
                ---------------------------------------------
                (Former address, if changed since last report)



                                Page 1 of 227
                        Index to Exhibits is on page 9

Item 5.  Other Events

A)      Series 1993-3:
        -------------
On February 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for January 2002 with respect to Series 1993-3, which is attached as Exhibit 20(a) hereto.

B)      Series 1994-2:
        -------------
On February 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for January 2002 with respect to Series 1994-2, which is attached as Exhibit 20(b) hereto.

C)      Series 1995-1:
        -------------
On February 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for January 2002 with respect to Series 1995-1, which is attached as Exhibit 20(c) hereto.

D)      Series 1995-3:
        -------------
On February 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for January 2002 with respect to Series 1995-3, which is attached as Exhibit 20(d) hereto.

E)      Series 1996-2:
        -------------
On February 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for January 2002 with respect to Series 1996-2, which is attached as Exhibit 20(e) hereto.

F)      Series 1996-3:
        -------------
On February 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for January 2002 with respect to Series 1996-3, which is attached as Exhibit 20(f) hereto.

G)      Series 1996-4:
        -------------
On February 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for January 2002 with respect to Series 1996-4, which is attached as Exhibit 20(g) hereto.

H)      Series 1997-1:
        -------------
On February 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for January 2002 with respect to Series 1997-1, which is attached as Exhibit 20(h) hereto.

I)      Series 1997-2:
        -------------
On February 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for January 2002 with respect to Series 1997-2, which is attached as Exhibit 20(i) hereto.

J)      Series 1997-3:
        -------------
On February 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for January 2002 with respect to Series 1997-3, which is attached as Exhibit 20(j) hereto.

K)      Series 1998-3:
        -------------
On February 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for January 2002 with respect to Series 1998-3, which is attached as Exhibit 20(k) hereto.

L)      Series 1998-6:
        --------------
On February 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for January 2002 with respect to Series 1998-6, which is attached as Exhibit 20(l) hereto.

M)      Series 1998-7:
        -------------
On February 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for January 2002 with respect to Series 1998-7, which is attached as Exhibit 20(m) hereto.

N)      Series 1999-1:
        -------------
On February 15, 2002 the Registrant made available the Monthly Certificateholders' Statement for January 2002 with respect to Series 1999-1, which is attached as Exhibit 20(n) hereto. February 15, 2002 is also the date on which holders of Class A Certificates received final payment of principal and interest. Accordingly, no further Monthly Certificateholders' Statements will be forwarded to Class A Certificateholders.

O)      Series 1999-2:
        -------------
 On February 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for January 2002 with respect to Series 1999-2, which is attached as Exhibit 20(o) hereto.

P)      Series 1999-3:
        -------------
On February 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for January 2002 with respect to Series 1999-3, which is attached as Exhibit 20(p) hereto.

Q)      Series 1999-4:
        -------------
On February 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for January 2002 with respect to Series 1999-4, which is attached as Exhibit 20(q) hereto.

R)       Series 1999-5:
         -------------
On February 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for January 2002 with respect to Series 1999-5, which is attached as Exhibit 20(r) hereto.

S)       Series 1999-6:
         -------------
On February 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for January 2002 with respect to Series 1999-6, which is attached as Exhibit 20(s) hereto.

T)       Series 2000-1:
         -------------
On February 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for January 2002 with respect to Series 2000-1, which is attached as Exhibit 20(t) hereto.

U)      Series 2000-2:
              -------
On February 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for January 2002 with respect to Series 2000-2, which is attached as Exhibit 20(u) hereto.

V)      Series 2000-3:
        -------------
On February 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for January 2002 with respect to Series 2000-3, which is attached as Exhibit 20(v) hereto.

W)      Series 2000-4:
        -------------
On February 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for January 2002 with respect to Series 2000-4, which is attached as Exhibit 20(w) hereto.

X)      Series 2000-A:
        -------------
On February 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for January 2002 with respect to Series 2000-A, which is attached as Exhibit 20(x) hereto.

Y) Series 2000-5:
   -------------
On February 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for January 2002 with respect to Series 2000-5, which is attached as Exhibit 20(y) hereto.

Z) Series 2000-6:
   -------------
On February 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for January 2002 with respect to Series 2000-6, which is attached as Exhibit 20(z) hereto.

AA) Series 2000-7:
    -------------
On February 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for January 2002 with respect to Series 2000-7, which is attached as Exhibit 20(aa) hereto.

AB) Series 2000-8:
    --------------
On February 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for January 2002 with respect to Series 2000-8, which is attached as Exhibit 20(ab) hereto.

AC) Series 2000-9:
    --------------
On February 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for January 2002 with respect to Series 2000-9, which is attached as Exhibit 20(ac) hereto.

AD) Series 2001-1:
    --------------
On February 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for January 2002 with respect to Series 2001-1, which is attached as Exhibit 20(ad) hereto.

AE) Series 2001-2:
    --------------
On February 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for January 2002 with respect to Series 2001-2, which is attached as Exhibit 20(ae) hereto.

AF) Series 2001-3:
    --------------
On February 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for January 2002 with respect to Series 2001-3, which is attached as Exhibit 20(af) hereto.

AG) Series 2001-4:
    --------------
On February 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for January 2002 with respect to Series 2001-4, which is attached as Exhibit 20(ag) hereto.

AH) Series 2001-5:
    --------------
On February 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for January 2002 with respect to Series 2001-5, which is attached as Exhibit 20(ah) hereto.

AI) Series 2001-6:
    --------------
On February 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for January 2002 with respect to Series 2001-6, which is attached as Exhibit 20(ai) hereto.

AJ) Series 2002-1:
    --------------
On February 15, 2002 the Registrant made available the Monthly
Certificateholders' Statement for January 2002 with respect to Series 2002-1, which is attached as Exhibit 20(aj) hereto.

Item 7. Financial Statements and Exhibits
c)      Exhibits

Exhibit No.           Description
-----------           -----------
20(a)                 Monthly Certificateholders' Statement, related to the month ending
                      January 31, 2002, for Series 1993-3.

20(b)                 Monthly Certificateholders' Statement, related to the month ending
                      January 31, 2002, for Series 1994-2.

20(c)                 Monthly Certificateholders' Statement, related to the month ending
                      January 31, 2002, for Series 1995-1.

20(d)                 Monthly Certificateholders' Statement, related to the month ending
                      January 31, 2002, for Series 1995-3.

20(e)                 Monthly Certificateholders' Statement, related to the month ending
                      January 31, 2002, for Series 1996-2.

20(f)                 Monthly Certificateholders' Statement, related to the month ending
                      January 31, 2002, for Series 1996-3.

20(g)                 Monthly Certificateholders' Statement, related to the month ending
                      January 31, 2002, for Series 1996-4.

20(h)                 Monthly Certificateholders' Statement, related to the month ending
                      January 31, 2002, for Series 1997-1.

20(i)                 Monthly Certificateholders' Statement, related to the month ending
                      January 31, 2002, for Series 1997-2.

20(j)                 Monthly Certificateholders' Statement, related to the month ending
                      January 31, 2002, for Series 1997-3.

20(k)                 Monthly Certificateholders' Statement, related to the month ending
                      January 31, 2002, for Series 1998-3.

20(l)                 Monthly Certificateholders' Statement, related to the month ending
                      January 31, 2002, for Series 1998-6.

20(m)                 Monthly Certificateholders' Statement, related to the month ending
                      January 31, 2002, for Series 1998-7.

20(n)                 Monthly Certificateholders' Statement, related to the month ending
                      January 31, 2002, for Series 1999-1.

20(o)                 Monthly Certificateholders' Statement, related to the month ending
                      January 31, 2002, for Series 1999-2.

20(p)                 Monthly Certificateholders' Statement, related to the month ending
                      January 31, 2002, for Series 1999-3.

                                      5


20(q)                 Monthly Certificateholders' Statement, related to the month ending
                      January 31, 2002, for Series 1999-4.

20(r)                 Monthly Certificateholders' Statement, related to the month ending
                      January 31, 2002, for Series 1999-5.

20(s)                 Monthly Certificateholders' Statement, related to the month ending
                      January 31, 2002, for Series 1999-6.

20(t)                 Monthly Certificateholders' Statement, related to the month ending
                      January 31, 2002, for Series 2000-1.

20(u)                 Monthly Certificateholders' Statement, related to the month ending
                      January 31, 2002, for Series 2000-2.

20(v)                 Monthly Certificateholders' Statement, related to the month ending
                      January 31, 2002, for Series 2000-3.

20(w)                 Monthly Certificateholders' Statement, related to the month ending
                      January 31, 2002, for Series 2000-4.

20(x)                 Monthly Certificateholders' Statement, related to the month ending
                      January 31, 2002, for Series 2000-A.

20(y)                 Monthly Certificateholders' Statement, related to the month ending
                      January 31, 2002, for Series 2000-5.

20(z)                 Monthly Certificateholders' Statement, related to the month ending
                      January 31, 2002, for Series 2000-6.

20(aa)                Monthly Certificateholders' Statement, related to the month ending
                      January 31, 2002, for Series 2000-7.

20(ab)                Monthly Certificateholders' Statement, related to the month ending
                      January 31, 2002, for Series 2000-8.

20(ac)                Monthly Certificateholders' Statement, related to the month ending
                      January 31, 2002, for Series 2000-9.

20(ad)                Monthly Certificateholders' Statement, related to the month ending
                      January 31, 2002, for Series 2001-1.

20(ae)                Monthly Certificateholders' Statement, related to the month ending
                      January 31, 2002, for Series 2001-2.

20(af)                Monthly Certificateholders' Statement, related to the month ending
                      January 31, 2002, for Series 2001-3.

20(ag)                Monthly Certificateholders' Statement, related to the month ending
                      January 31, 2002, for Series 2001-4.

20(ah)                Monthly Certificateholders' Statement, related to the month ending
                      January 31, 2002, for Series 2001-5.

20(ai)                Monthly Certificateholders' Statement, related to the month ending
                      January 31, 2002, for Series 2001-6.

20(aj)                Monthly Certificateholders' Statement, related to the month ending
                      January 31, 2002, for Series 2002-1.


                                  SIGNATURES


Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 DISCOVER CARD MASTER TRUST I
                                         (Registrant)

                         By: DISCOVER BANK (formerly Greenwood Trust Company) as originator of the Trust

                         By:  Michael F. Rickert
                             ------------------------------------------------
                              Michael F. Rickert
                              Vice President, Chief Accounting Officer,
                              and Treasurer


Date:  February 15, 2002

                                EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------
20(a)                      Monthly Certificateholders' Statement, related to the month ending January 31, 2002, for Series 1993-3.

20(b)                      Monthly Certificateholders' Statement, related to the month ending January 31, 2002, for Series 1994-2.

20(c)                      Monthly Certificateholders' Statement, related to the month ending January 31, 2002, for Series 1995-1.

20(d)                      Monthly Certificateholders' Statement, related to the month ending January 31, 2002, for Series 1995-3.

20(e)                      Monthly Certificateholders' Statement, related to the month ending January 31, 2002, for Series 1996-2.

20(f)                      Monthly Certificateholders' Statement, related to the month ending January 31, 2002, for Series 1996-3.

20(g)                      Monthly Certificateholders' Statement, related to the month ending January 31, 2002, for Series 1996-4.

20(h)                      Monthly Certificateholders' Statement, related to the month ending January 31, 2002, for Series 1997-1.

20(i)                      Monthly Certificateholders' Statement, related to the month ending January 31, 2002, for Series 1997-2.

20(j)                      Monthly Certificateholders' Statement, related to the month ending January 31, 2002, for Series 1997-3.

20(k)                      Monthly Certificateholders' Statement, related to the month ending January 31, 2002, for Series 1998-3.

20(l)                      Monthly Certificateholders' Statement, related to the month ending January 31, 2002, for Series 1998-6.

20(m)                      Monthly Certificateholders' Statement, related to the month ending January 31, 2002, for Series 1998-7.

20(n)                      Monthly Certificateholders' Statement, related to the month ending January 31, 2002, for Series 1999-1.

20(o)                      Monthly Certificateholders' Statement, related to the month ending January 31, 2002, for Series 1999-2.

20(p)                      Monthly Certificateholders' Statement, related to the month ending January 31, 2002, for Series 1999-3.

20(q)                      Monthly Certificateholders' Statement, related to the month ending January 31, 2002, for Series 1999-4.

20(r)                      Monthly Certificateholders' Statement, related to the month ending January 31, 2002, for Series 1999-5.

20(s)                      Monthly Certificateholders' Statement, related to the month ending January 31, 2002, for Series 1999-6.

20(t)                      Monthly Certificateholders' Statement, related to the month ending January 31, 2002, for Series 2000-1.

20(u)                      Monthly Certificateholders' Statement, related to the month ending January 31, 2002, for Series 2000-2.

20(v)                      Monthly Certificateholders' Statement, related to the month ending January 31, 2002, for Series 2000-3.

20(w)                      Monthly Certificateholders' Statement, related to the month ending January 31, 2002, for Series 2000-4.

20(x)                      Monthly Certificateholders' Statement, related to the month ending January 31, 2002, for Series 2000-A.

20(y)                      Monthly Certificateholders' Statement, related to the month ending January 31, 2002, for Series 2000-5.

20(z)                      Monthly Certificateholders' Statement, related to the month ending January 31, 2002, for Series 2000-6.

20(aa)                     Monthly Certificateholders' Statement, related to the month ending January 31, 2002, for Series 2000-7.

20(ab)                     Monthly Certificateholders' Statement, related to the month ending January 31, 2002, for Series 2000-8.

20(ac)                     Monthly Certificateholders' Statement, related to the month ending January 31, 2002, for Series 2000-9.

20(ad)                     Monthly Certificateholders' Statement, related to the month ending January 31, 2002, for Series 2001-1.

20(ae)                     Monthly Certificateholders' Statement, related to the month ending January 31, 2002, for Series 2001-2.

20(af)                     Monthly Certificateholders' Statement, related to the month ending January 31, 2002, for Series 2001-3.

20(ag)                     Monthly Certificateholders' Statement, related to the month ending January 31, 2002, for Series 2001-4.

20(ah)                     Monthly Certificateholders' Statement, related to the month ending January 31, 2002, for Series 2001-5.

20(ai)                     Monthly Certificateholders' Statement, related to the month ending January 31, 2002, for Series 2001-6.

20(aj)                     Monthly Certificateholders' Statement, related to the month ending January 31, 2002, for Series 2002-1.